UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2015

ATWOOD OCEANICS, INC.
(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15011 Katy Freeway, Suite 800, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (281) 749-7800

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Information with respect to the Company’s Fleet Status Report at July 2, 2015 is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 19 of the Exchange Act.

Historically, the Company has issued the Fleet Status Report on a monthly basis. Commencing on July 28, 2015, the Company will begin issuing the Fleet Status Report on a quarterly basis within five business days prior to the Company’s quarterly earnings calls. Future Fleet Status Reports will announce the expected date of issuance of the following quarter’s report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

The exhibit to this report furnished pursuant to item 7.01 is as follows:

99.1	Fleet Status Report at July 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)
Date: July 2, 2015
/s/ Mark W. Smith
Mark W. Smith
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO	DESCRIPTION
99.1	Fleet Status Report at July 2, 2015